UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2020

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 7.01    Regulation FD Disclosure

On September 21, 2020, the Company announced that Gary Fields, President and CEO, and Scott Asbjornson, Vice President and CFO, will present at the DA Davidson and Sidoti Virtual Conferences.

AAON will present virtually on Tuesday, September 22, 2020 at 8:00 AM (ET) at the DA Davidson 19th
Annual Diversified Industrials & Services Conference. Additionally, AAON will present virtually on Thursday, September 24, 2020 at 10:45 AM (ET) at the Sidoti Fall 2020 Investor Conference.

A copy of the Company's presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and has also been posted on our website.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item (including Exhibit 99.2) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated September 21, 2020 announcing presentations at the DA Davidson and Sidoti Virtual Conferences

99.2	Investor Presentation presented at DA Davidson and Sidoti Virtual Conferences

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	September 22, 2020	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary